Exhibit 10.31

                                OPTION AGREEMENT
                                ----------------

          AGREEMENT, dated as of April 30, 2001, by and between NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and RICHARD E. EKSTRACT (the "Optionee").

                               W I T N E S S E T H
                               -------------------

          WHEREAS, in consideration of the Optionee agreeing to assist the Company in obtaining orders for the Company's products and in entering into strategic relationships, the Company desires to provide the Optionee with an opportunity to acquire shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and thereby obtain a proprietary interest in the continued progress and success of the business of the Company, and the Optionee desires to so obtain such proprietary interest, subject to the terms and conditions herein.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee hereby agree as follows:

          1. Grant of Option. The Company hereby grants to the Optionee an option (the "Option") to purchase an aggregate of 100,000 shares (the "Option Shares") of Common Stock at an exercise price of $.61 per share (the "Exercise Price"), and the Optionee hereby accepts the grant of the Option, subject to vesting as provided in Section 2 hereof, and subject to adjustment as provided in Section 6 hereof.


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          2.  Vesting of Option.
              -----------------

              2.1 Vesting. The Option shall vest to the extent of a minimum of 25,000 Option Shares (i) for each purchase order accepted by the Company which order was initiated as a result of the Optionee's efforts and which order was deemed by the Compensation Committee to be a qualifying transaction for purposes of this Option Agreement (any such order being a "Vested Order") or (ii) if the Company has implemented a public relations program ("Public Relations Program") on or before August 15, 2001, and if the Optionee has assisted the Company in establishing such Public Relations Program. With respect to any Vested Order or Public Relations Program, the Company's President may recommend to the Compensation Committee that the underlying order or the public relations effect was of significant benefit to the Company to warrant the vesting of additional Option Shares, and the Compensation Committee may increase the number of Option Shares to be vesting by reason of such order or program. The maximum number of Option Shares that may vest pursuant to this Section 2.1 is 100,000 shares, subject to Section 6 herein.

          2.2 Notice of Order. Upon the Optionee identifying a third party which has indicated a desire to purchase any of the Company's products which may result in a purchase order, the Optionee shall notify the Company's President specifying the possible order. Upon the request of the Company, the Optionee shall cooperate with the Company in seeking to consummate the order. After receipt of a purchase order initiated by the Optionee, the Company shall advise the Optionee whether such order became a Vested Order and, if so, the number of Option Shares that became vested thereby.

          2.3   Expiration. Any Option Shares which do not vest pursuant to
Section 2.1 hereof by April 30, 2002 (the "Cancellation Date") shall be


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forfeited. Forfeiture of unvested Option Shares shall not effect Option Shares which become vested prior to the aforementioned forfeiture. Notwithstanding the foregoing, any proposed order pending as of the Cancellation Date that would give rise to vesting of a portion of Option Shares under Section 2.1 hereof which becomes a Vested Order within three (3) months after the Cancellation Date shall vest to the extent of Section 2.1 hereof.

          3.  Exercise of Option.
              ------------------

              3.1 Exercise. The Option may be exercised at any time, or from time to time, in whole or in part, for the Option Shares which have vested pursuant to Section 2 hereof, commencing upon the respective vesting date thereof and terminating at 5:00 p.m., Eastern Time, on April 30, 2004 (the "Expiration Date"), and may not be exercised thereafter.

              3.2 Method of Exercise. The Option will be exercisable by notice (the "Exercise Notice") and payment in accordance with the procedure prescribed herein. Each Exercise Notice shall state the election to exercise the Option and the number of Option Shares (the "Purchased Shares") in respect of which it is being exercised, the name, address and tax identification number of the persons to whom the Purchased Shares are to be issued and delivered, and if the Purchased Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), contain a representation and agreement as to investment intent with respect to the Purchased Shares, and an acknowledgment as to restrictions on resale or transfer of such Purchased Shares by reason of the Securities Act. Accompanying the Exercise Notice shall be a certified check or a wire transfer payable to the order of the Company in the full amount of the purchase price for the Purchased Shares.

          3.3 Stock Certificate. Upon receipt of the documents to be provided for in Section 3.2 hereof, the Company shall deliver to the Optionee or other


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person specified in the Exercise Notice certificates for the Purchased Shares.
If required under the Securities Act, each certificate shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT PUBLICLY BE OFFERED FOR SALE, SOLD OR DELIVERED AFTER SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT EXCEPT AS AUTHORIZED UNDER SAID ACT, AND UNLESS HEREAFTER REGISTERED WILL NOT BE TRANSFERRED UPON THE RECORDS OF THE CORPORATION IN THE ABSENCE OF AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          4. Rights of Holder. The Optionee shall not, by virtue hereof, have any rights to dividends or any other rights (including voting rights) of a stockholder with respect to the Option Shares subject to the Option until such Shares shall have been issued to him, as evidenced by the appropriate entry on the transfer books of the Company upon purchase of such Option Shares upon exercise of the Option.

          5. Transferability of Option. The Option shall not be transferable in whole or in part by the Optionee other than (i) by will or the laws of descent and distribution, (ii) to an entity wholly-owned by the Optionee or (iii) to a member of the immediate family (which shall be a spouse, parent or child) of the Optionee, and such transferee agrees to be bound by this Section 5. Any transfer or attempted transfer of the Option in violation of this Section 5 shall be null and void, and of no force or effect.

          6. Adjustments; Anti-Dilution. In the event of a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation or other similar changes or transactions, of or by the Company, the


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Board of Directors of the Company shall make (or shall undertake to have the
Board of Directors of any corporation which merges with, or acquires the stock or assets of, the Company make) such adjustment of the number and class of Option Shares then covered by the Option, or of the Exercise Price, or both. To the extent practicable, the Company shall give the Optionee prior notice of any such event, provided that the failure by the Company to give such notice shall not subject the Company to any liability herein. After an event which results in an adjustment in the Option, the Company shall give notice to the Optionee specifying the adjusted number or type of Option Shares or other security and/or the Exercise Price, together with a calculation of the adjustment. The determination of the adjustment by the Company shall be final and binding on the Optionee.

          7. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of Option Shares or such other class of stock then subject to the Option as shall be sufficient to satisfy the requirements of this Agreement.

          8. Registration. At any time after the initial vesting of Option Shares the Optionee may request the Company to file a registration statement on Form S-8 (or successor form) under the Securities Act with respect to the Option Shares. Assuming the Company is eligible to file a Form S-8 (or successor form) for the Option Shares, it shall use its best efforts to file and cause such registration statement to become effective and thereafter maintain the effectiveness thereof for at least the earliest of (i) one year after the Expiration Date, (ii) the termination of this Agreement, assuming no Option Shares have been purchased hereunder or (iii) the date when all the Purchased Shares may be sold in accordance with Rule 144 under the Securities Act. The Company shall bear all costs related to such registration statement.


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          9.  Notices. Any notice to be given under this Agreement shall be in writing and delivered in person, by facsimile, express mail, courier or by certified mail to the following address.

          If to the Company:

                        NUWAVE Technologies, Inc.
                        One Passaic Avenue
                        Fairfield, New Jersey  07004
                        Attn: President.
                        FAX:  (973) 882-8812

          If to the Optionee:

          Mr. Richard E. Ekstract
          10 Gracie Square
          New York, New York  10028
          FAX:  (212) 557-6749

Either party hereto may designate a new address by notice to that effect duly given to the other party hereto.

          10. Miscellaneous.
              -------------

              10.1 Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors, assigns, heirs and administrators.

              10.2 Entire Agreement. This Agreement contains the complete and exclusive agreement between the parties hereto as to the subject matter herein, and supersedes any and all other prior agreements, oral or written, between them as to the subject matter herein. The Option granted herein constitutes the full compensation payable by the Company to the Optionee for his services in connection with finding and helping to negotiate a Transaction.


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              10.3  Amendments. This Agreement may not be amended, modified, supplemented or terminated nor any term or condition hereof waived except in writing signed by the parties hereto.

              10.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

              10.5 Severability. In the event one or more provisions of this Agreement are held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired hereby.

              10.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute a single instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                         THE OPTIONEE:


                                         ---------------------------------------
                                              Richard E. Ekstract


                                         NUWAVE TECHNOLOGIES, INC.



                                         By:
                                            ------------------------------------
                                              Gerald Zarin
                                              President


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